Exhibit 10.50


                              Note to Exhibit 10.50



         The following Participation Agreement is substantially identical in all material respects to five additional Participation Agreements except as follows:



Owner Participant                              Date                             Aircraft (Tail No.)
-----------------                              ----
NCC Charlie Company*                           September 10, 1998*              N575ML*
NCC Charlie Company                            September 10, 1998               N576ML
General Electric Capital Corporation           November 10, 1998                N577ML
General Electric Capital Corporation           November 10, 1998                N578ML
Castle Harbour Leasing Inc.                    December 10, 1998                N579ML
NCC Charlie Company                            January 25, 1999                 N580ML





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*   Filed document